SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 19, 2003



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



New Jersey                         1-87           16-0417150
--------------------------------------------------------------
(State or Other Jurisdiction    (Commission      (IRS Employer
     of Incorporation)          File Number)   Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code (585) 724-4000
                                                           -------------



Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------
On December 19, 2003, the management of the Eastman Kodak Employees' Savings and Investment Plan (the "Plan") approved a change in the independent accountants of the Plan to Insero, Kasperski, Ciaccia & Co., P.C. for the fiscal year ending December 31, 2003, and the dismissal of PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2002 and 2001, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principle. In connection with its audits for the fiscal years ended December 31, 2002 and 2001, and the interim period from January 1, 2003 through December 19, 2003, there were no disagreements between the Plan's management and PricewaterhouseCoopers LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Plan's financial statements for such years. No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Plan's fiscal years ended December 31, 2002 and 2001, or the interim period from January 1, 2003 through December 19, 2003.

The Plan's management did not consult with Insero, Kasperski, Ciaccia & Co., P.C. during the fiscal years ended December 31, 2002 and 2001, or during the interim period from January 1, 2003 through December 19, 2003, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, relating to which either a written report was provided to the Plan's management or oral advice was provided that Insero, Kasperski, Ciaccia & Co., P.C. concluded was an important factor considered by the Plan's management in reaching a decision as to the accounting, auditing, or financial reporting issue.

The Plan's management has provided PricewaterhouseCoopers
LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PricewaterhouseCoopers LLP to the disclosures set forth in the section.


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 16: Letter from Registrant's prior independent accountants.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EASTMAN KODAK COMPANY



                                     By: /s/ Richard G. Brown, Jr.
                                     -----------------------------
                                     Name: Richard G. Brown, Jr.
                                     Title: Controller

Date:  December 29, 2003





                            EXHIBIT INDEX



Exhibit No.         Description
----------          ------------

16                  Letter from Registrant's prior
                    independent accountants.